Exhibit 10.14

AMENDMENT

TO THE FIRST FARMERS AND MERCHANTS NATIONAL BANK
DIRECTOR SPLIT DOLLAR AGREEMENT

THIS AMENDMENT, made and entered into this            day of                           , by and between First Farmers and Merchants Bank, successor in interest to First Farmers and Merchants National Bank, a bank organized and existing under the laws of the State of Tennessee (hereinafter referred to as the “Bank”), and                         , a Director of the Bank (hereinafter referred to as the “Director”), shall effectively amend the First Farmers and Merchants National Bank Director Split Dollar Agreement dated                      (hereinafter referred to as the “Agreement”) as specifically set forth herein.  Pursuant to Article 8 of the Agreement, the Bank and the Director hereby adopt the following amendment:

1.)                                   Section 2.2, “Director’s Interest,” shall be deleted in its entirety and replaced with the following Section 2.2:

2.2           Director’s Interest.   Subject to the provisions of Article 4, the Director shall have the right to designate the beneficiary of an amount equal to the lesser of One Hundred Thousand Dollars ($100,000.00) or the net-at-risk insurance portion of the proceeds.  The net-at-risk insurance portion is the total proceeds minus the cash surrender value of the policy.  The Director shall also have the right to elect and change settlement options that may be permitted.

This Amendment shall be effective the        day of                     .  To the extent that any term, provision, or paragraph of the Agreement is not specifically amended herein, or in any other amendment thereto, said term, provision, or paragraph shall remain in full force and effect as set forth in said Agreement.

[signatures on following page]

IN WITNESS WHEREOF, the parties hereto acknowledge that each has carefully read this Amendment and executed the original thereof on the first day set forth hereinabove, and that, upon execution, each has received a conforming copy.

FIRST FARMERS AND MERCHANTS BANK
Columbia, Tennessee

By:
(Bank Officer other than Insured)

Title:

DIRECTOR

SCHEDULE

TO

AMENDMENT TO

FIRST FARMERS AND MERCHANTS NATIONAL BANK
DIRECTOR SPLIT DOLLAR AGREEMENT

Director

Kenneth Abercrombie

James L. Bailey, Jr.

H. Terry Cook, Jr.

O. Rebecca Hawkins

Joseph W. Remke, III

T. Randy Stevens

John P. Tomlinson, III

William R. Walter

Dan C. Wheeler

David S. Williams